Exhibit 10.1

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 29, 2012, by and among PDC ENERGY, INC., a Nevada corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 5, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended and restated in their respective entireties to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all of the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 or Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Maximum Facility Amount and (b) the Borrowing Base then in effect. If at any time the Borrowing Base is reduced below the Aggregate Commitment, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time. As of the Fifth Amendment Effective Date, the Aggregate Commitment is $525,000,000.

1.2 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Fifth Amendment Effective Date” means June 29, 2012.

1.3 Flood Insurance Regulations. Article XI of the Credit Agreement shall be and it hereby is amended by adding a new Section 11.18 to the end thereof to read as follows:

Section 11.18. Flood Insurance Regulations. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Properties” in the Mortgages and no Building or Manufactured (Mobile) Home is hereby encumbered by the Security Instruments. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

1.4 Schedules. Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2. Redetermined Borrowing Base. Pursuant to Section 3.03 of the Credit Agreement, the Borrower has requested a Special Redetermination of the Borrowing Base to increase the Borrowing Base as provided herein. This Amendment shall constitute notice of such Special Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and the Administrative Agent, the Lenders, the Borrower and the Guarantors hereby acknowledge that effective as of the date of this Amendment, the Borrowing Base shall be increased to $525,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next Redetermination of the Borrowing Base or (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3. New Lenders and Increase of Commitments. The Lenders have agreed among themselves to, among other things, permit one or more of the Lenders to increase their respective Commitments under the Credit Agreement (each, an “Increasing Lender”) and (b) allow certain financial institutions identified by J.P. Morgan Securities LLC (“J.P. Morgan”), in its capacity as a Co-Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Commitment. Each of Administrative Agent and Borrower hereby consent to (i) each New Lender’s acquisition of an interest in the Aggregate Commitment and (ii) the increase in each Increasing Lender’s Commitment. On the date this Amendment becomes effective and after giving effect to such increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment. The increase in each Increasing Lender’s Commitment and the acquisition by each New Lender of an interest in the Aggregate Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit F to the Credit Agreement as if such Increasing Lender or New Lender, as the case may be, had executed a Lender Certificate with respect to such increase or acquisition. To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the increase contemplated by this Section 3.

SECTION 4. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment and the increase in the Aggregate Commitment contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.

4.1 Execution and Delivery. Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

4.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

4.3 Fees. The Borrower, the Administrative Agent and J.P. Morgan Securities LLC (“J.P. Morgan”) shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.

4.4 Merit Acquisition Certificate. The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower certifying (a) as to a true, correct, and complete copy of the purchase and sale agreement (the “Merit Acquisition Agreement”) with Merit Energy or certain of its affiliates (“Merit”), pursuant to which the Borrower has agreed to purchase from Merit certain Wattenberg Field oil and natural gas properties, leasehold mineral interests and related assets (the “Merit Acquisition”), (b) that at the time of and immediately after giving effect to the Merit Acquisition, no Default shall have occurred and be continuing, and (c) that the Merit Acquisition has been consummated pursuant to and in accordance with the terms of the Merit Acquisition Agreement.

4.5 Governmental Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

4.6 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 5. Post-Closing Conditions. Within (a) ten (10) days following the date of this Amendment (or such longer period as permitted by the Administrative Agent in its sole discretion) and to the extent required by Section 6.09 of the Credit Agreement, the Borrower shall deliver to the Administrative Agent Mortgages reasonably satisfactory to the Administrative Agent with respect to the Oil and Gas Interests to be acquired by the Borrower from Merit in connection with the Merit Acquisition (the “Merit Oil and Gas Interests”) and (b) forty-five (45) days following the date of this Amendment (or such longer period as permitted by the Administrative Agent in its sole discretion) and to the extent required by Section 6.10 of the Credit Agreement, the Borrower shall deliver to the Administrative Agent title information reasonably satisfactory to the Administrative Agent with respect to the Merit Oil and Gas Interests.

SECTION 6. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

6.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

6.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

6.3 Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

6.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.5 Financial Covenants. As of the date hereof, both before and immediately after giving effect to this Amendment, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 of the Credit Agreement have been delivered to the Administrative Agent and the Lenders.

SECTION 7. Miscellaneous.

7.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

7.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

7.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

7.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

7.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

7.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PDC ENERGY, INC. (formerly known as Petroleum Development Corporation)

By:
Name:	Gysle R. Shellum
Title:	Chief Financial Officer

GUARANTORS:

RILEY NATURAL GAS COMPANY

By:
Name:	Darwin L. Stump
Title:	Treasurer

UNIOIL

By:
Name:	Darwin L. Stump
Title:	President & Treasurer

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By:
	Name:	Ryan Fuessel
	Title:	Authorized Officer

Signature Page

BANK OF AMERICA, N.A., as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

BANK OF MONTREAL, as a Lender and as a Co-Documentation Agent

By:
Name:
Title:

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By:
Name:
Title:

Signature Page

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By:
Name:
Title:

Signature Page

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Signature Page

SCOTIABANC INC., as a Lender

By:
Name:
Title:

Signature Page

BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

Signature Page

CAPITAL ONE, N.A., as a Lender

By:
Name:
Title:

Signature Page

COMERICA BANK, as a Lender

By:
Name:
Title:

Signature Page

NATIXIS, as a Lender

By:
Name:
Title:

Signature Page

TEXAS CAPITAL BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page

[ ], as a Lender

By:
Name:
Title:

Signature Page

[ ], as a Lender

By:
Name:
Title:

Signature Page

Annex A

SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

[TO BE UPDATED]

Lender	Title	Applicable Percentage	Commitment
JPMorgan Chase Bank , N.A.	Administrative Agent

Wells Fargo Bank, N.A.	Syndication Agent

Bank of America, N.A.	Co-Documentation Agent

Bank of Montreal	Co-Documentation Agent

The Royal Bank of Scotland plc	Co-Documentation Agent

Compass Bank

Credit Agricole Corporate and Investment Bank

Bank of Oklahoma

Capital One, N.A.

Comerica Bank

Natixis

Texas Capital Bank, N.A.

U.S. Bank National Association

The Bank of Nova Scotia

Scotiabanc Inc.

[New Lender]

[New Lender]

TOTAL		100.00%	$525,000,000.00

Schedule 2.01